                                                                    EXHIBIT 10.1

March 22, 1996

Mr. Mel Giniger
Mel Giniger & Associates
11110 Ohio Avenue Suite 102                        Via Telecopier (310)445-2594
West Los Angeles CA 90025

               Re: Distribution Guarantee Agreement

Dear Mr. Giniger:

         This letter is to outline the terms of the Distribution Guarantee Agreement between DSL Entertainment Group, Inc. ("DSL") and Mel Giniger & Associates ("MGA").

1. In exchange for the distribution rights as hereinafter defined, on the existing DSL library (as set forth in Exhibit A attached hereto), MGA will provide DSL with a twelve (12) month sales guarantee of $700,000.00, to run from March 1, 1996 to February 28, 1997. This guarantee will be paid to DSL fifty percent (50%) six (6) months from the date of this agreement, and the balance shall be paid one (1) year from the date of this agreement.

2. The term of the distribution rights granted to MGA in exchange for the guarantee set forth above will be five (5) years, subject to the right by DSL to terminate this agreement with thirty days notice if, after the guarantee has been recouped by MGA through revenue from sales, or early repayment by DSL, in the event that there are less than $75,000.00 in gross sales during any six (6) month period.

3. The distribution rights granted hereunder will be exclusive to MGA, with the exception of DSL's right to simultaneously engage in sales efforts, however all sales will be commissioned to MGA.

4. The parties will agree on a minimum sales price for each library item. All sales agreements will be subject to full consultation with DSL up to the point of recoupment of the guarantee, and thereafter acceptance by DSL.

5. All revenue will flow into an account controlled by DSL.

Mr. Mel Giniger
March 22, 1996
Page 2

6. The territory granted under the distribution agreement will be all of Spanish speaking Latin America and Brazil.

7. The sales guarantee will be recoupable by MGA from sales commissions, but not refundable, except at DSL's option to repay any unearned balance on the guarantee, buy back the distribution rights granted hereunder, and thereby terminate this agreement. Such option shall be exercisable at any time after the first anniversary date of this agreement, by the giving of written notice to MGA of DSL's intention to do so.

8. The distribution fees will be capped at 20%, not inclusive of sub-agents fees, and the costs will be capped at ten percent of gross sales.

9. This agreement will serve to memorialize the agreement between the parties, until such time if any, as it is replaced with a more formal document.

Please review the above, and if it meets with your approval, please date, sign and return a copy of this agreement to our office.

Thank you.

Sincerely,


/s/ ERIC S. ELIAS
---------------------
Eric S. Elias
Business Affairs

ESE/ja

Agreed to and Accepted:

Mel Giniger & Associates

By: /s/ MEL GINIGER     Date: March 22, 1996
   ------------------        -----------------
   Its:

CURRENT DISTRIBUTION LIBRARY
As of May 1996


(1) FLIP FLOP SHOP hosted by Olympic gold medalist, Mary Lou Retton and produced in association with PBS, consists of 26 half-hours of quality children's programming. The series is filled with sing-along songs, games, stories, adorable creatures, like Casey the Kangaroo and activities that will energize young bodies and stimulate the imagination.
Completion: March 1996

(2) The AMAZING TAILS series is 26 half-hour, fun-filled episodes. This magazine format show produced in the spirit of "America's Funniest Home Videos," will revive your spirit and tickle your funny bone as it demonstrates the wonders of animal intelligence and the mysterious animal-human bond. The series is in production and will be complete in February of 1996.

(3) THE GREAT OUTDOORS features two award-winning series of exciting outdoor adventures and wildlife profiles produced by PBS. The first series is "Rocky Mountain Adventures," 50 half-hour episodes which explore outdoor adventures and showcase incredible wildlife from the "heartland"; firefighting, rock climbing and river rafting are only a few examples of what this exciting and entertaining series brings you. The second series in THE GREAT OUTDOORS is "The Desert Speaks." A breath-taking series of 54 half-hour episodes of mind-expanding photography and stories from the great American desert. "The Desert Speaks" will take viewers across many regions of the Southwest, including Mexico, in search of answers to the important questions that face our desert lands today.

(4) The critically acclaimed series SNEAK PREVIEWS is 33 half-hour specials from PBS. Hosted by movie critics, Jeffrey Lyons and Michael Medved, this series has received applause all across the United States. Lyons and Medved bring the audience on a tour of the best movies ever made and take a close look at how Hollywood reflects the views of popular culture. DSL brings you the very best of the series.

(5) The ROARING GLORY WARBIRD series, consisting of four 43-minute programs, allows you to experience the breathtaking excitement felt by the daring young pilots of American fighters and bombers during World War II.

(6) NEAT STUFF is 13 half-hours of fun entertainment for the whole family. Produced for The Learning Channel in the United States, NEAT STUFF takes a look at the unique memorabilia and collectibles that people around the world are proud to show off.

(7) The VANISHING AMERICA series consists of 10 one-hour programs produced by the PBS Network. Each hour focuses on a great American metropolis and brings the past into view through a series of rare, classic footage, interviews and heart-warming memories. Hours include:
New York, Chicago, Dallas, San Francisco, and more.



                                   EXHIBIT A-1

CONT.

(8) The DOWN THE ROAD AGAIN is a weekly half-hour odyssey across America with top network journalist, Keith Morrison. This series consists of 26 half-hours and is a preview of television for the 21st century. Refreshing stories from the fabric of American rural and urban society are reported from the unique perspective of Keith Morrison. Meet the colorful characters and experience what makes America great.

(9) ADVENTURES FROM THE WILD WEST is a series of 68 half-hours of wildlife, travel & adventure and environmental issues produced by PBS and distributed in conjunction with Oregon Public Broadcasting. Come take a spectacular journey to a land of mythical beauty where stark vistas meet lush valleys and arid deserts give way to cascading waterfalls.

(10) The SQ. FOOT GARDENING is 70 half-hour episodes of "how-to" gardening originally produced for PBS Network. For the urban lifestyle to the country farm, this series has universal appeal. Rated #1 Gardener-extraordinaire, Mel Bartholomew hosts this informative series and teaches viewers that with just a little space and less effort, a green thumb is easily achieved.

(11) YVONNE'S COOKBOOK is the newest offering in the long line of successful cooking shows from Richard Reid Productions. Yvonne E. White, world-renowned African-American chef and party planner, who specializes in ethnic cuisine (African, Creole, Southern, etc.) Has cooked for and rubbed elbows with the stars of entertainment and sports. Now she's ready to cook for you (60 x 30:00).


                                   EXHIBIT A-2

March 22, 1996

Mr. Mel Giniger
Mel Giniger & Associates
11110 Ohio Avenue Suite 102                        Via Telecopier (310)445-2594
West Los Angeles CA 90025


Re:  Distribution Guarantee Agreement

Dear Mr. Giniger:

         This letter is to outline the terms of the Distribution Guarantee Agreement between DSL Entertainment Group, Inc. ("DSL") and Mel Giniger & Assiociates ("MGA").

1. In exchange for a thirty (30) day right of first negotiation, to be conducted in earnest good faith, for the foreign distribution rights in the territory set forth below, on all prospective future DSL programming, excluding television movies, MGA will provide DSL with a twelve (12) month noncontingent sales guarantee of $50,000.00, to run from March 1, 1996 to February 28, 1997. This guarantee will be paid to DSL in two equal installments, due the sooner of the end of each of the first two (2) years of this agreement, or as the cash flow of sales permits.

2. The term of this agreement and the first negotiation rights granted to MGA in exchange for the guarantee set forth above will be five (5) years, subject to the right by DSL to terminate this agreement with thirty days notice if, after the guarantee has been recouped by MGA through revenue from sales, or early repayment by DSL, in the event that there are less than $75,000.00 in gross sales during any six (6) month period.

3. The right of first negotiation granted hereunder will be exclusive to MGA during the term of this agreement.

4. All revenue will flow into an account controlled by DSL, and each agreement for distribution of future product will be subject to the parties agreeing on an allocation of some appropriate portion of the guarantee to each such product.

5. The right of first negotiation will be for the territory of all of Spanish speaking Latin America and Brazil.

6. The sales guarantee will be recoupable by MGA from sales commissions as allocated by

Mr. Mel Giniger
March 22, 1996
Page 2

agreement of the parties, but not refundable, except at DSL's option to repay any unearned balance on the guarantee, buy back the rights of first negotiation granted hereunder, and thereby terminate this agreement. Such option shall be exercisable at any time after the first anniversary date of this agreement, by the giving of written notice to MGA of DSL's intention to do so.

7. The distribution fees will be capped at 20%, not inclusive of sub-agents fees, and the costs will be capped at ten percent of gross sales.

8. This agreement will serve to memorialize the agreement between the parties, until such time if any, as it is replaced with a more formal document.

Please review the above, and if it meets with your approval, please date, sign and return a copy of this agreement to our office.

Thank you.

Sincerely,

/s/ ERIC S. ELIAS
-------------------------
Eric S. Elias
Business Affairs

ESE/ja

Agreed to and Accepted:

Mel Giniger & Associates


By: /s/ MEL GINIGER       Date: March 22, 1996
   --------------------        -------------------
   Its:

March 20, 1996

Mr. Mel Giniger
The Gemini Corporation
Condominio Almirante
Calle Taff 15  Suite 901
San Turce Puerto Rico 00911

Re: Distribution Guarantee Agreement

Dear Mr. Giniger

         This letter is to outline the terms of the Distribution Guarantee Agreement between DSL Entertainment Group, Inc. ("DSL") and The Gemini Corporation ("Gemini").

1. In exchange for the distribution rights as hereinafter defined, on the existing DSL library (as set forth in Exhibit A attached hereto), Gemini will provide DSL with a twelve (12) month sales guarantee of $850,000.00, to run from March 1, 1996 to February 28, 1997. This guarantee will be paid to DSL fifty percent (50%) six (6) months from the date of this agreement, and the balance shall be paid one (1) year from the date of this agreement.

2. The term of the distribution rights granted to Gemini in exchange for the guarantee set forth above will be five (5) years, subject to the right by DSL to terminate this agreement with thirty days notice if, (a) the guarantee has been recouped by Gemini through revenue from sales, or (b) early repayment by DSL at DSL's election, or (c) in the event that there are less than $75,000.00 in gross sales during any six (6) month period.

3. The distribution rights granted hereunder will be exclusive to Gemini, with the exception of DSL's right to simultaneously engage in sales efforts, however all sales in the territory (as defined in paragraph 6 below) will be commissioned to Gemini.

4. The parties will agree on a minimum sales price for each library item. All sales agreements will be subject to full consultation with DSL up to the point of recoupment of the guarantee, and thereafter acceptance by DSL.

5.  All revenue will flow into an account controlled by DSL.

6. The territory granted under the distribution agreement will be all of Europe.

7. The sales guarantee will be recoupable by Gemini from sales commissions, but not refundable, except at DSL's option to repay any unearned balance on the guarantee, buy back the distribution rights granted hereunder, and thereby terminate this agreement. Such option shall be exercisable at any time after the first anniversary date of this agreement, by the giving of written notice to Gemini of DSL's intention to do so.

8. The distribution fees will be capped at 20%, not inclusive of sub-agents fees, and the costs will be capped at ten percent of gross sales.

9. This agreement will serve to memorialize the agreement between the parties, until such time if any, as it is replaced with a more formal document.

Please review the above, and if it meets with your approval, please date, sign and return a copy of this agreement to our office.

Thank you.

Sincerely,


/s/ ERIC S. ELIAS
-------------------------
Eric S. Elias
Business Affairs

ESE/ja

Agreed to and Accepted:

The Gemini Corporation

By: /s/ MEL GINIGER        Date: March 20, 1996
   --------------------          -----------------

   Its:

CURRENT DISTRIBUTION LIBRARY
As of May 1996


(1) FLIP FLOP SHOP hosted by Olympic gold medalist, Mary Lou Retton and produced in association with PBS, consists of 26 half-hours of quality children's programming. The series is filled with sing-along songs, games, stories, adorable creatures, like Casey the Kangaroo and activities that will energize young bodies and stimulate the imagination.
Completion: March 1996

(2) The AMAZING TAILS series is 26 half-hour, fun-filled episodes. This magazine format show produced in the spirit of "America's Funniest Home Videos," will revive your spirit and tickle your funny bone as it demonstrates the wonders of animal intelligence and the mysterious animal-human bond. The series is in production and will be complete in February of 1996.

(3) THE GREAT OUTDOORS features two award-winning series of exciting outdoor adventures and wildlife profiles produced by PBS. The first series is "Rocky Mountain Adventures," 50 half-hour episodes which explore outdoor adventures and showcase incredible wildlife from the "heartland"; firefighting, rock climbing and river rafting are only a few examples of what this exciting and entertaining series brings you. The second series in THE GREAT OUTDOORS is "The Desert Speaks." A breath-taking series of 54 half-hour episodes of mind-expanding photography and stories from the great American desert. "The Desert Speaks" will take viewers across many regions of the Southwest, including Mexico, in search of answers to the important questions that face our desert lands today.

(4) The critically acclaimed series SNEAK PREVIEWS is 33 half-hour specials from PBS. Hosted by movie critics, Jeffrey Lyons and Michael Medved, this series has received applause all across the United States. Lyons and Medved bring the audience on a tour of the best movies ever made and take a close look at how Hollywood reflects the views of popular culture. DSL brings you the very best of the series.

(5) The ROARING GLORY WARBIRD series, consisting of four 43-minute programs, allows you to experience the breathtaking excitement felt by the daring young pilots of American fighters and bombers during World War II.

(6) NEAT STUFF is 13 half-hours of fun entertainment for the whole family. Produced for The Learning Channel in the United States, NEAT STUFF takes a look at the unique memorabilia and collectibles that people around the world are proud to show off.

(7) The VANISHING AMERICA series consists of 10 one-hour programs produced by the PBS Network. Each hour focuses on a great American metropolis and brings the past into view through a series of rare, classic footage, interviews and heart-warming memories. Hours include:
New York, Chicago, Dallas, San Francisco, and more.



                                   EXHIBIT A-1

CONT.

(8) The DOWN THE ROAD AGAIN is a weekly half-hour odyssey across America with top network journalist, Keith Morrison. This series consists of 26 half-hours and is a preview of television for the 21st century. Refreshing stories from the fabric of American rural and urban society are reported from the unique perspective of Keith Morrison. Meet the colorful characters and experience what makes America great.

(9) ADVENTURES FROM THE WILD WEST is a series of 68 half-hours of wildlife, travel & adventure and environmental issues produced by PBS and distributed in conjunction with Oregon Public Broadcasting. Come take a spectacular journey to a land of mythical beauty where stark vistas meet lush valleys and arid deserts give way to cascading waterfalls.

(10) The SQ. FOOT GARDENING is 70 half-hour episodes of "how-to" gardening originally produced for PBS Network. For the urban lifestyle to the country farm, this series has universal appeal. Rated #1 Gardener-extraordinaire, Mel Bartholomew hosts this informative series and teaches viewers that with just a little space and less effort, a green thumb is easily achieved.

(11) YVONNE'S COOKBOOK is the newest offering in the long line of successful cooking shows from Richard Reid Productions. Yvonne E. White, world-renowned African-American chef and party planner, who specializes in ethnic cuisine (African, Creole, Southern, etc.) Has cooked for and rubbed elbows with the stars of entertainment and sports. Now she's ready to cook for you (60 x 30:00).



                                   EXHIBIT A-2

March 20, 1996


Mr. Mel Giniger
The Gemini Corporation
Condominio Almirante
Calle Taff 15  Suite 901
San Turce Puerto Rico 00911

Re: Distribution Guarantee Agreement

Dear Mr. Giniger

         This letter is to outline the terms of the Distribution Guarantee Agreement between DSL Entertainment Group, Inc. ("DSL") and The Gemini Corporation ("Gemini").

1. In exchange for a thirty (30) day right of first negotiation, to be conducted in earnest good faith, for the foreign distribution rights in the territory set forth below, on all prospective future DSL programming, excluding television movies and dramatic series, Gemini will provide DSL with a twelve (12) month noncontingent sales guarantee of $150,000.00, to run from March 1, 1996 to February 28, 1997. This guarantee will be paid to DSL in two equal installments, due the sooner of the end of each of the first two (2) years of this agreement, or as the cash flow of sales permits.

2. The term of this agreement and the first negotiation rights granted to Gemini in exchange for the guarantee set forth above will be five (5) years, subject to the right by DSL to terminate this agreement with thirty days notice if, (a) the guarantee has been recouped by Gemini through revenue from sales, or (b) early repayment by DSL at DSL's election, or (c) in the event that there are less than $75,000.00 in gross sales during any six (6) month period.

3. The right of first negotiation granted hereunder will be exclusive to Gemini during the term of this agreement.

4. All revenue will flow into a joint account, and each agreement for distribution of future product will be subject to the parties agreeing on an allocation of some appropriate portion of the guarantee to each such product.

5. The right of first negotiation will be for the territory of all of Europe.

6. The sales guarantee will be recoupable by Gemini from sales commissions as allocated by agreement of the parties, but not refundable, except at DSL's option to repay any unearned balance on the guarantee, buy back the rights of first negotiation granted hereunder, and thereby terminate this agreement. Such option shall be exercisable at any time after the first anniversary date of this agreement, by the giving of written notice to Gemini of DSL's intention to do so.

7. The distribution fees will be capped at 20%, not inclusive of sub-agents fees, and the costs will be capped at ten percent of gross sales.

8. This agreement will serve to memorialize the agreement between the parties, until such time if any, as it is replaced with a more formal document.

Please review the above, and if it meets with your approval, please date, sign and return a copy of this agreement to our office.

Thank you.

Sincerely,

/s/ ERIC S. ELIAS
-------------------------
Eric S. Elias
Business Affairs

ESE/ja

Agreed to and Accepted:

The Gemini Corporation


By: /s/ MEL GINIGER        Date: March 20, 1996
   --------------------          -------------------

   Its:

                        DISTRIBUTION GUARANTEE AMENDMENT


         This amendatory agreement is entered into as of June 1, 1996, by and between DSL Entertainment Group, Inc. of 12300 Wilshire Boulevard ("DSL"), Mel Giniger & Associates of 11110 Ohio Avenue Suite 102, West Los Angeles CA 90025 ("MGA") and The Gemini Corporation of Calle Taff 15, Suite 901, San Turce, Puerto Rico 00911 ("Gemini").

         Reference is made to two (2) Distribution Guarantee Agreements dated March 22, 1996, between DSL and MGA providing for certain financial guarantees in exchange for distribution rights to existing and future acquired or produced television product(s) in the territories of Spanish speaking Latin America and Brazil (the "MGA Agreements") and two Distribution Guarantee Agreements dated March 20, 1996, between DSL and Gemini for certain financial guarantees in exchange for distribution rights to existing and future acquired or produced television product(s) in the territories contained within the European continent (the "Gemini Agreements") (collectively the "Agreements"). It is the intention of the parties to amend the Agreements as follows:

1. Exhibit A of the MGA Agreements is hereby amended to include the series "Water Rats" (26 episodes season 1, 26 episodes season 2) and "Cover Story" (26 episodes).

2. By way of clarification of the Agreements, the guarantees are recoupable after sales commission, not from sales commissions.

3. The Agreements are hereby amended to extend the date of the first required payment of 50% due under the guarantees to the anniversary date of each agreement.

4. Revenue generated from all sales of "Water Rats" and "Cover Story," from any source in any territory, are to be applied first against the current library Gemini Agreement guarantee, upon fulfillment of the this guarantee, such sales will be next applied against the Gemini Agreement future library guarantee, and upon fulfillment of the Gemini Agreement guarantees, any subsequent sales will thereafter be applied to the current library MGA Guarantee, and thereafter to the MGA Agreement future library guarantee.

5. Copies of all agreements entered into under the Agreements will be forwarded to DSL upon execution.

6. The MGA Agreements are hereby amended to expressly include such rights for the distribution of the one hour dramatic series "Total Recall," to be produced by DSL and a co-production entity, in the territory of Latin America, as are available to DSL as a result of any co-production agreement to be entered into between DSL and any co-production partner.

7. All other terms and condition of the Agreements not herein modified, shall remain in full force and effect.

DSL Entertainment Group, Inc.


By: /s/ DREW LEVIN
--------------------------------
Mel Giniger & Associates


By: /s/ MEL GINIGER
   -----------------------------


Gemini Corporation


By: /s/ MEL GINIGER
   -----------------------------



                                        2